Investments	12 Months Ended
Dec. 31, 2023
Investments [Abstract]
INVESTMENTS

3. INVESTMENTS

We adopted ASU 2016-01 on January 1, 2018. This guidance requires us to measure all equity investments that are not accounted for under the equity method or result in consolidation at fair value and recognize any changes in net income. For equity investments with readily determinable and observable fair values, we use quoted market prices to determine the fair value of equity securities.  For equity investments without readily determinable fair values, we have elected the measurement alternative under which we measure these investments at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.

Equity investments with readily determinable fair values that are not accounted for under the equity method classified as trading are not assessed for impairment, since they are carried at fair value with the change in fair value included in net income. Similarly, prior to the adoption of ASU 2016-01, equity investment classified as trading was not tested for impairment.

Equity investments without readily determinable fair values are reviewed each reporting period to determine whether a significant event or change in circumstances has occurred that may have an adverse effect on the fair value of each investment. When such events or changes occur, we assess the fair value compared to our cost basis in the investment. We also perform this assessment every reporting period for each investment for which our cost basis has exceeded the fair value.

For investments in privately-held companies, management’s assessment of fair value is based on valuation methodologies such as discounted cash flows, estimates of revenue and appraisals, as applicable. We consider and apply the assumptions that we believe market participants would use in evaluating estimated future cash flows when utilizing the discounted cash flow or estimates of revenue valuation methodologies.  In the event the fair value of an investment declines below our cost basis, management determines if the decline in fair value is other than temporary and records an impairment accordingly.

As of December 31, 2023, our investment consist of a non-marketable investment in a privately held company incorporated in British Virgin Islands without readily determinable market values. We elected the measurement alternative under which we measured the investment at cost minus impairment with an adjustment to the changes from observable price changes in orderly transactions for the similar investments of the same issuer.

Management determined that the future undiscounted cash flow was less than the carrying cost of our non-marketable investment and fully recognized an impairment charge of $10,630,120, against our non-marketable investment.

The carrying value is measured as the total initial cost minus impairment.  The carrying value for our non-marketable investment is nil and summarized below:

	December 31,	December 31,
	2023	2022

Total initial cost	$10,630,120	$10,630,120
Cumulative net gain (loss)	-	-
Provision for impairment	(10,630,120)	(10,630,120)
Total carrying value	$-	$-

For the year ended December 31, 2023 and 2022, we incurred provision for impairment for $10,630,120. For the year ended December 31, 2021, we did not incur any unrealized gain or loss in connection with the non-marketable investment.